Exhibit 99.2 Corporate Presentation Sep temb er 2026 © 2026 Vera Therapeutics, Inc. Corporate Presentation

Forward-looking statements

Disclaimer

This material has been made available to you with the consent of Vera Therapeutics, Inc. ("we", "us", "our", or the "Company"). Statements in this presentation that are not statements of historical fact are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, without limitation, TRUTAKNA™'s ability to transform treatment of autoimmune disease; the expected timing of sBLA submission for TRUTAKNA; the potential for TRUTAKNA to offer precision modulation of B cells and autoantibodies; the timing of and potential for the U.S. FDA to grant full approval of TRUTAKNA; the ability for TRUTAKNA to achieve results that reflect comprehensive disease modification in IgAN; the estimated IgAN epidemiology in 2032; the potential for TRUTAKNA to achieve the KDIGO Clinical Practice Guidelines; the potential market opportunity in pipeline autoimmune diseases; the commercial opportunity of IgAN and TRUTAKNA; and the Company's expectations regarding the timing of clinical trial results for EXTEND and PIONEER trials. Words such as “anticipate,” “plan,” “expect,” “will,” “may,” “potential,” “projected,” “promise” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, without limitation, risks related to the regulatory approval process, the potential that results of earlier clinical trials may not be obtained in later clinical trials, risks and uncertainties associated with the Company's business in general, the impact of macroeconomic and geopolitical events, and the other risks described in the Company's filings with the U.S. Securities and Exchange Commission, including those described under the caption "Risk Factors" in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and are based on management's assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

This presentation discusses product candidates that are under clinical study and which have not yet been fully approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied to the extent it has not yet been approved.

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

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© 2026 Vera Therapeutics, Inc. Corporate Presentation

vera therapeutics®

- VERA (Nasdaq) is a San Francisco-based biotechnology company with world-class development and commercialization leadership
- First commercial product: TRUTAKNA™ (atacicept-vymj), a first-in-class BAFF and APRIL inhibitor that could transform treatment of autoimmune disease
- FDA granted accelerated approval in IgAN
- Phase 3 final analysis results support sBLA submission in Q4 2026


Rx Only
Trutakna™
(atacicept-vymj) injection
150 mg/mL
For Subcutaneous Use Only
vera
vera therapeutics

APRIL, A proliferation-inducing ligand; BAFF, B-cell activating factor, also known as B lymphocyte stimulator (BLyS); eGFR, estimated glomerular filtration rate; IgAN, immunoglobulin A nephropathy; sBLA, supplemental Biologics License Application.

3 © 2026 Vera Therapeutics, Inc. Corporate Presentation

Vera pipeline

		Research & Discovery	Preclinical	Clinical	Marketed
TRUTAKNA	IgAN				
	pMN, FSGS, MCD			Phase 2	
	Potential future autoimmune indications				
MAU868	BK virus			Phase 2	
VT-109	Potential future autoimmune indications				

Vera holds worldwide, exclusive rights to develop and commercialize TRUTAKNA, VT-109, and MAU868

FSGS, focal segmental glomerulosclerosis; MCD, minimal change disease; pMN, primary membranous nephropathy.

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© 2026 Vera Therapeutics, Inc. Corporate Presentation

Management team: Successful clinical and commercial track record



Marshall Fordyce, MD
Founder and CEO
GILEAD



Nancy Boman, MD, PhD
Chief Regulatory Officer
NOVARTIS kyverna



Robert Brenner, MD
Chief Medical Officer
AMGEN amag



Lauren Frenz, MBA
Chief Business Officer
GILEAD LEERINK PARTNERS



Sean Grant, MBA
Chief Financial Officer
CareDx citi



David Johnson, MBA
Chief Operating Officer
GILEAD GSK



Matt Skelton
Chief Commercial Officer
Seagen AMGEN



Jane Wright-Mitchell
Chief Legal Officer
VAXCYTE

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© 2026 Vera Therapeutics, Inc. Corporate Presentation
vera therapeutics

Strong financial position

~$499M

Cash, cash equivalents, and marketable securities
(as of 6.30.26)

~72.1M

Shares outstanding
(as of 7.29.26)

Additional $425M non-dilutive capital available through Oxford Facility, subject to satisfaction of certain conditions

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© 2026 Vera Therapeutics, Inc. Corporate Presentation

B cell modulation via dual BAFF and APRIL inhibition represents a potential paradigm shift in how patients with autoimmunity may be treated

Autoimmune disease


BAFF
APRIL
B cell
Autoantibodies bind to autoantigens

- Autoantigens and autoantibodies mediate autoimmune disease
- B cells are source of autoantibodies → target cell of interest for therapeutic intervention
- B cells fueled by two cytokines, BAFF and APRIL


TACI receptor
Fc domain of IgG1
$t_{1/2}$~40 days[1]
BAFF Kd 106 pM[1]
APRIL Kd 33 pM[1]

TRUTAKNA

- Rationally designed therapeutic of modern biotechnology
- Native TACI-Fc fusion protein: soluble receptor binds BAFF and APRIL with picomolar binding affinity
- Offers the potential for precision modulation of B cells and autoantibodies

Fc, fragment crystallizable; IgG1, immunoglobulin G1; Kd, dissociation constant; TACI, transmembrane activator and calcium-modulator and cyclophilin ligand.
1. TRUTAKNA™ [Prescribing Information]. Brisbane, CA: Vera Therapeutics, Inc; July 2026.

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© 2026 Vera Therapeutics, Inc. Corporate Presentation

IgAN: Most common primary glomerular disease worldwide

Estimated worldwide incidence of 2.5/100,000 cases per year in adults[1]

Predominantly diagnosed in young adults, with most patients presenting with demonstrable CKD at time of diagnosis[2-5]

At least 50% of patients progress to kidney failure or death within 10 to 20 years of diagnosis[2,3]

2025 KDIGO Guideline recommends treatment goal of reducing rate of loss of kidney function to the physiological state (<1 mL/min/year for most adults)[6]

A disease-modifying therapy capable of stabilizing kidney function is an unmet need

CKD, chronic kidney disease.

1. McGrogan A, et al. Nephrol Dial Transplant 2011; 2. Kwon CS, et al. J Health Econ Outcomes Res 2021; 3. Pitcher D, et al. Clin J Am Soc Nephrol 2023; 4. Jarrick S, et al. J Am Soc Nephrol 2019; 5. Caster DJ, et al. Kidney Int Rep. 2023; 6. KDIGO IgAN and IgAV Work Group. Kidney Int. 2025.

8 © 2026 Vera Therapeutics, Inc. Corporate Presentation

Inhibition of immune complex formation in IgAN may offer the potential to avoid end-stage kidney disease during a patient's lifetime


ESKD 5-year mortality comparable to cancer


5-Year % Mortality in US1,2
80
60
40
20
0
71
59
35
8
Lung Cancer
ESKD
Colorectal Cancer
Breast Cancer

ESKD, end stage kidney disease.
1. US CDC Cancer Statistics based on cancers diagnosed from 2015 to 2021 and follow-up of patients through Dec 31, 2021; 2. Thurlow JS, et al. Am J Nephrol 2021 (data for ESKD resulting from all kidney disease).

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© 2026 Vera Therapeutics, Inc. Corporate Presentation

IgAN is a disease of B cell origin with kidney pathology



B cell activation
Formation of circulating immune complexes
Immune complex deposition leading to glomerulonephritis and kidney damage
BAFF
TACI
B cell
APRIL
Autoantigen (Gd-IgA1)
Autoantibody (anti-Gd-IgA1)
Glomerulus

1. BAFF and APRIL activate B cells via the TACI receptor
2. Activated B cells produce autoantigen (Gd-IgA1) and autoantibodies (anti-Gd-IgA1)…
3. …forming immune complexes…
4. …which deposit in the mesangium, resulting in glomerular inflammation (nephritis)…
5. …and progressive kidney injury with hematuria, proteinuria, and eGFR decline

eGFR, estimated glomerular filtration rate; Gd-IgA1, galactose-deficient immunoglobulin A1.

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© 2026 Vera Therapeutics, Inc. Corporate Presentation

TRUTAKNA: Rationally designed fusion protein conceived in the era of modern biotechnology



B cell activation
Formation of circulating immune complexes
Immune complex deposition leading to glomerulonephritis and kidney damage
BAFF
TACI
B cell
APRIL
Autoantigen (Gd-IgA1)
Autoantibody (anti-Gd-IgA1)
Glomerulus



TACI receptor
Fc domain of IgG1

TRUTAKNA

- Rationally designed native human TACI-Fc fusion protein
- Soluble receptor binds key cytokines BAFF and APRIL with picomolar binding affinity
- Offers the potential for precision modulation of B cells and autoantibodies

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© 2026 Vera Therapeutics, Inc. Corporate Presentation

A therap y that comp rehensively ad d resses KDIGO treatment g oals would ... Red uce immune comp lexes (Gd -Ig A1) Resolve inflammation (hematuria) Red uce p roteinuria Stab ilize eGFR Fig ure s are illustrative o nly. 12 © 2026 Vera Therapeutics, Inc. Corporate Presentation

O RIGIN Phase 2b long -te rm re sults consiste nt with d isease mod ification Red uction in Gd -Ig A1 Resolution of hematuria 0 0 -15 -20 -30 -40 -45 -60 -75% -60 -80 -66% -75 -100 0 12 24 36 48 60 72 96 0 12 24 36 48 60 72 84 96 Week from First Active Dose We e k from First Active Dose n= 111 108 78 107 79 29 77 74 n= 63 62 60 60 61 61 43 41 40 Red uction in p roteinuria Stab ilization of eGFR 0 10 5 -20 Slop e 0 -0.6 -40 mL/min/year -5 2 Annualize d e GFR slo p e o f -0.6 mL/min/1.73m p er year -52 % Me an e GFR chang e from b ase line -60 -10 0 12 24 36 48 60 72 84 96 0 12 24 36 48 60 72 84 96 We e k from First Active Dose We e k from First Active Dose n= 113 110 107 109 109 108 78 74 75 n=112 110 108 108 109 108 78 76 75 Data includ e s all p articip ants re ce iving any active d ose at any time p oint, with b ase line (BL, we e k 0) d e fine d as last availab le measurement p rior to first active d ose. CI, confid ence interval; UPCR, urine p rotein creatinine ratio. Barratt J, et al. J Am Soc Nep hrol 2025. 13 © 2026 Vera Therapeutics, Inc. Corporate Presentation Mean ± SE % Chang e from BL Mean ± SE % Change from BL in UPCR in Gd-IgA1 Mean ± SE Change from BL in Chang e fro m BL 2 eGFR, mL/min/1.73m in % Particip ants (95% CI)

Phase 3 trial design

Multinational, randomized, placebo-controlled trial of TRUTAKNA, self-administered at home via weekly 1-mL SC injection



Double-Blind Treatment
Open-Label Extension
Placebo
TRUTAKNA 150 mg SC QW
TRUTAKNA 150 mg SC QW
Week 0
36
52
104
156
1° Endpoint met
Final analysis: 2° Endpoints met

Key Inclusion Criteria

- Patients ≥18 years old with biopsy-proven IgAN and high risk of disease progression
- Stable and optimized RASi for ≥12 weeks, use of SGLT2i allowed
- UPCR-24h ≥1.0 g/g or UP ≥1.0 g per 24h
- eGFR ≥30 mL/min/1.73m^2
- Blood pressure ≤150/90 mmHg

Endpoints

- Primary: UPCR-24h % change at 36 weeks
- Key secondary: eGFR change from baseline at 52 weeks
- Secondary:
  - eGFR slope through 104 weeks
  - UPCR change at 52 weeks
  - Hematuria resolution at 52 weeks
  - Time to composite kidney disease progression endpoint
- Safety

RASi, renin-angiotensin system inhibitor; SGLT2i, sodium-glucose cotransporter-2 inhibitor.

14 © 2026 Vera Therapeutics, Inc. Corporate Presentation

ORIGIN 3 interim analysis set participant disposition



750 screened
319 failed screening
431 randomized
428 randomized and treated
214 TRUTAKNA
Full analysis set and safety analysis set
214 placebo
106 TRUTAKNA
Interim analysis set
97 placebo
Interim analysis set
7 discontinued treatment
5 patient withdrawal
1 adverse event[1]
1 protocol deviation
13 discontinued treatment
7 adverse event[2]
3 patient withdrawal
2 physician decision
1 protocol deviation
99 (93.4%)
Treatment ongoing
84 (86.6%)

1. Rash.
2. Proteinuria, chronic kidney disease, IgAN, parophthalmia, pneumonia, pyelonephritis, osteonecrosis, carotid artery aneurysm.

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© 2026 Vera Therapeutics, Inc. Corporate Presentation

ORIGIN 3 and ORIGIN 2b demographics and baseline characteristics

	ORIGIN 3 Interim Analysis Set			ORIGIN 2b
	TRUTAKNA n=106	Placebo n=97	Total n=203	Total N=116
Age, median (range), years	40 (18, 72)	39 (19, 70)	40 (18, 72)	37 (18, 67)
Male sex, n (%)	57 (54)	58 (60)	115 (57)	69 (59)
Race, n (%)				
White	46 (43)	42 (43)	88 (43)	62 (53)
Asian	59 (56)	52 (54)	111 (55)	51 (44)
Black or African American	0	1 (1)	1 (0.5)	0
Native Hawaiian or other Pacific Islander	0	1 (1)	1 (0.5)	1 (1)
Other/not reported	1 (1)	1 (1)	2 (1)	2 (2)
Hispanic/Latino ethnicity, n (%)	14 (13)	6 (6)	20 (10)	4 (3)
eGFR, mean ± SD, mL/min/1.73 m^2	65 ± 28	65 ± 29	65 ± 28	63 ± 27
UPCR by 24h urine, mean ± SD, g/g	1.7 ± 0.9	1.8 ± 1.2	1.7 ± 1.0	1.6 ± 0.9
Time since biopsy, mean ± SD, years	2.5 ± 2.6	2.5 ± 2.4	2.5 ± 2.5	2.8 ± 2.8
SGLT2i use, n (%)	59 (56)	49 (51)	108 (53)	16 (14)

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© 2026 Vera Therapeutics, Inc. Corporate Presentation

Primary endpoint: UPCR reduction


Δ 42%
95% CI 29, 52
p<0.0001
Mean (95% CI) % Change from Baseline
10
0
-10
-20
-30
-40
-50
-60
0
12
24
36
Week
n=
Placebo 97 96 97 95
TRUTAKNA 106 104 104 103
-7%
95% CI -19, 8
-46%
95% CI -53, -38
TRUTAKNA
n=103
Placebo
n=95

Interim Analysis Set (IAS) included the first 203 randomized participants who received ≥1 dose of trial drug. Change from baseline in natural-log transformed UPCR at Week 36 was analyzed using a mixed-effects model with repeated measurement (MMRM), including fixed effects for treatment group, visit as a categorical variable, treatment-by-visit interaction, baseline natural-log transformed UPCR, baseline eGFR category, SGLT2i use at baseline, and region, with participant as a random effect. log-transformed change from baseline in UPCR was estimated with use of least-squares means. To facilitate interpretation of the result, the least-squares means estimate was back-exponentiated to obtain the equivalent geometric mean percentage change. MMRM analysis included double-blind period data up to Week 36, regardless of treatment discontinuation or initiation of rescue treatment for IgAN or prohibited therapy; missing values after study withdrawal were imputed with jump to reference (placebo) approach for 100 times. The Rubin rule was used to combine results estimated from each of 100 imputation datasets by MMRM analysis.

17 © 2026 Vera Therapeutics, Inc. Corporate Presentation

UPCR efficacy consistent across prespecified subgroups n (%) Mean UPCR % Chang e at Week 36 Me an UPCR % Re d uction Favors Placebo Favors TRUTAKNA vs Place b o (95% CI) TRUTAKNA Place b o TRUTAKNA Place b o O ve rall 106 97 -46% -7% 42% (29, 52) <40 48 (45) 49 (51) -44% +0.5% 45% (23, 60) Ag e, years ≥40 58 (55) 48 (50) -46% -14% 38% (21, 51) Male 57 (54) 58 (60) -41% -9% 35% (14, 51) Se x Fe male 49 (46) 39 (40) -51% -2% 50% (34, 62) Asia 50 (47) 48 (50) -50% -14% 42% (18, 58) Re g ion O the r 56 (53) 49 (51) -42% +1% 43% (29, 55) White 46 (43) 42 (43) -42% +0.1% 42% (26, 55) Non-white -48% -11% 60 (57) 55 (57) 42% (22, 57) Race Asian 59 (56) 52 (54) -47% -12% 40% (19, 56) Non-Asian 47 (44) 45 (46) -44% +0.6% 44% (29, 56) <1.5 53 (50) 47 (49) -44% +3% 46% (28, 59) ≥1.5 53 (50) 50 (52) -48% -13% 41% (21, 55) BL UPCR, g /g <1.0 25 (24) 29 (30) -42% +5% 45% (17, 64) ≥1.0 81 (76) 68 (70) -48% -10% 42% (27, 54) <60 50 (47) 52 (54) -35% -1% 34% (13, 51) ≥60 56 (53) 45 (46) -53% -14% 45% (27, 59) BL e GFR, 2 mL/min/1.73m <45 33 (31) 34 (35) -38% +3% 40% (15, 58) ≥45 73 (69) 63 (65) -49% -11% 43% (26, 55) Ye s 59 (56) 49 (51) -48% -7% 44% (26, 58) SGLT2i use at BL No -43% -6% 47 (44) 48 (50) 39% (19, 54) Sub g roup analyse s we re cond ucte d using the same imp ute d d ata se ts and the same MMRM mod e l as for the -60 -40 -20 0 20 40 60 p rimary analysis for e ach sub g roup cate g ory, se p arate ly. If the sub g roup was one of the covariate s in the mod e l, the covariate was removed from the mod el statement when the mod el was p erformed for the p articular sub g roup . Mean UPCR % Reduction vs Placebo at Week 36 (95% CI) 18 © 2026 Vera Therapeutics, Inc. Corporate Presentation

Gd-IgA1 reduction and hematuria resolution



Gd-IgA1 Reduction
Mean (95% CI) % Change from Baseline[1]
0
-15
-30
-45
-60
-75
0
4
12
24
36
Week
-3%
Δ 67%
p<0.0001
-68%
n=
Placebo 97 93 93 94 95
TRUTAKNA 104 103 96 100 101



Hematuria Resolution
Change from Baseline in % Patients with Hematuria (95% CI)[2]
0
-20
-40
-60
-80
-100
0 2 4 12 24 36
Week
-21%
Odds ratio 19.1
p<0.0001
-81%
58 58 58 58 58 58
64 61 64 64 64 63

Analysis included all data up to Week 36 analyzed according to treatment policy strategy. Missing data were handled implicitly by statistical model. Nominal p-values are presented.
1. Change from baseline in natural log-transformed Gd-IgA1 was analyzed using MMRM similar to that for the primary endpoint. 2. Percentages represent change from baseline in number of participants with hematuria (urine dipstick blood ≥1+) at each visit divided by number of participants with baseline hematuria shown on the lower axis; resolution defined as urine dipstick blood of trace or negative. Odds ratio is calculated from a logistic regression model adjusted for covariates.

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© 2026 Vera Therapeutics, Inc. Corporate Presentation

TRUTAKNA was generally well tolerated in ORIGIN 3 interim analysis

Participants, %	TRUTAKNA n=214	Placebo n=214
Most common adverse events (≥5%)		
Infections	32	28
Upper respiratory tract infection	12	9
Local administration reactions	30	5
Injection site reaction	19	2
Injection site erythema	6	1
Serious adverse events[1]	0.5	5
Adverse events leading to drug discontinuation[2]	1	4
Serious or severe infections	0	1
Opportunistic infections	0	0
Hypersensitivity reactions	4	7
Adverse events leading to death	0	0

- Most adverse events were mild or moderate in severity and resolved without treatment interruption or discontinuation
- Rate of serious adverse events was lower in the atacicept group compared with placebo
- No clinically relevant hypogammaglobulinemia
- No clinically significant effect of anti-drug antibodies on PK, PD, safety or efficacy
- No deaths occurred

Analysis of safety population (all participants randomized and treated) as of interim data cut on 15-May-2025.
1. TRUTAKNA: cholecystitis, determined by site investigator to be unrelated to treatment; Placebo (n=1 each): gastroenteritis, lower respiratory tract infection, pneumonia, pyelonephritis, IgA nephropathy, renal impairment, acute myocardial infarction, transplant rejection, hyponatremia, osteonecrosis, ovarian epithelial cancer, carotid artery aneurysm, hypertension, acute cholecystitis. 1 placebo serious adverse event was deemed related to study drug.
2. Discontinuations in the 2 TRUTAKNA participants were due to eczema and erythema.

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© 2026 Vera Therapeutics, Inc. Corporate Presentation

Vera Therapeutics Announces Alignment with U.S. FDA on Earlier ORIGIN Phase 3 Analysis to Support Potential Full Approval for Atacicept in Adults with IgA Nephropathy

- Revised ORIGIN 3 eGFR analysis now planned for Q3 2026, pulled forward from 2027
- Pending positive eGFR analysis, plans to submit a supplemental Biologics License Application (sBLA) in Q4 2026, with potential full approval in 2027

BRISBANE, Calif., June 02, 2026 (GLOBE NEWSWIRE) -- Vera Therapeutics, Inc. (Nasdaq: VERA), a biotechnology company focused on developing and commercializing transformative treatments for patients with serious immunological diseases, today announced it has aligned with the U.S. Food and Drug Administration (FDA) on a revised, earlier ORIGIN 3 eGFR analysis plan to support full approval for atacicept in adults with IgAN. The eGFR results are now expected in the third quarter of 2026. Pending these results, Vera Therapeutics plans to submit an sBLA for full approval in the fourth quarter of 2026.

Alignment with the FDA on a revised eGFR analysis plan follows a recent workshop hosted by the National Kidney Foundation which included clinicians, researchers, regulators, and patient advocates. In addition, the alignment with the FDA has been supported by the eGFR results from the ORIGIN Phase 2b trial of atacicept in IgAN.

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© 2026 Vera Therapeutics, Inc. Corporate Presentation
vera therapeutics

O RIGIN 3 final efficacy analysis: d emog rap hics and b aseline characteristics TRUTAKNA Place b o Total n=214 n=214 n=428 Ag e, med ian (rang e), years 41 (18, 74) 41 (18, 70) 41 (18, 74) Male sex, n (%) 122 (57) 132 (62) 254 (59) Race , n (%) Asian 117 (55) 114 (53) 231 (54) White 94 (44) 95 (44) 189 (44) O the r 3 (1) 5 (2) 8 (2) 2 e GFR, mean ± SD, mL/min/1.73 m 65 ± 27 63 ± 27 64 ± 27 UPCR b y 24h urine , mean ± SD, g /g 1.6 ± 0.9 1.6 ± 1.0 1.6 ± 1.0 Time since b iop sy, mean ± SD, years 2.6 ± 2.6 2.3 ± 2.4 2.4 ± 2.5 SGLT2i use , n (%) 134 (63) 129 (60) 263 (61) 22 © 2026 Vera Therapeutics, Inc. Corporate Presentation

TRUTAKNA stabilized eGFR compared to placebo through 104 weeks 2 Mean change Annualized from baseline eGFR slope 0 1 2 at 52 weeks at 104 weeks -2 Placebo- Δ 5.6 Δ 5.0 adjusted (3.7, 7.5) (3.6, 6.5) -4 difference p <0.0001 p <0.0001 -6 TRUTAKNA -0.1 -0.6 -8 (-1.4, 1.2) (-1.6, 0.4) -10 Place b o -5.7 -5.6 (-7.0, -4.4) (-6.6, -4.6) -12 -14 -16 0 4 12 24 36 48 52 60 72 84 96 104 Week n= TRUTAKNA 214 209 209 208 205 197 202 165 159 102 72 50 Placeb o 214 209 210 208 203 195 193 155 136 81 60 37 1. Change from baseline in eGFR was analyzed using a mixed model for repeated measures (MMRM). 2. Annualized eGFR slope was analyzed using a mixed model with random intercept and random slope. 23 © 2026 Vera Therapeutics, Inc. Corporate Presentation Mean (95% CI) eGFR chang e from b aseline, 2 mL/min/1.73m

TRUTAKNA achieved unprecedented kidney protection with a 76% risk reduction in the composite kidney endpoint

- The hazard ratio for composite kidney disease progression was 0.24 (95% CI 0.12, 0.48; $p<0.0001$), resulting in a 76% risk reduction through 104 weeks
- A composite kidney disease progression event was defined as the first occurrence of ≥1 of the following:
  - Death
  - Kidney transplant
  - Chronic dialysis ≥30 days
  - eGFR <15 mL/min/1.73m^2, sustained for ≥30 days
  - ≥30% eGFR decline sustained for ≥30 days



Kidney disease progression events
Participants, n
40
30
20
10
0
38
18%
11
5%
8
4%
0
Sustained ≥30% eGFR decline
Dialysis, transplant or death
TRUTAKNA
Placebo

Hazard ratio, 95% CI, and the likelihood ratio test p-value are calculated based on Cox proportional hazard model.

24 © 2026 Vera Therapeutics, Inc. Corporate Presentation

TRUTAKNA was well tolerated with a favorable safety profile, and generally comparable to placebo

Participants, n (%)	TRUTAKNA n=214	Placebo n=214
Adverse events	160 (75)	167 (78)
Serious adverse events[1]	15 (7)	33 (15)
Adverse events leading to drug discontinuation	4 (2)	22 (10)
Adverse events of infections and infestations	110 (51)	112 (52)
Serious or severe infections and infestations	6 (3)	8 (4)
Opportunistic infections	0	0
Study drug related adverse events[2]	75 (35)	38 (18)
Adverse events associated with injection site reactions[3]	54 (25)	16 (7)
Hypersensitivity reactions	21 (10)	23 (11)
Adverse events leading to death	0	1 (0.5)

- Most adverse events were mild or moderate in severity and resolved without treatment interruption or discontinuation
- Injection site reactions were mild or moderate
- Rate of serious adverse events was lower in the TRUTAKNA group compared with placebo
- No clinically relevant hypogammaglobulinemia
- No opportunistic infections
- No deaths occurred in the TRUTAKNA group

- No clinically significant effect of anti-drug antibodies on PK, PD, safety or efficacy

Analysis of safety population (all participants randomized and treated) as of data cut on 10-Jun-2026.
1. In the placebo patients with serious adverse events, 7 had events characterized as kidney and urinary disorders. Additional laboratory-related events included decreased eGFR in 2 patients and increased blood creatinine in 1. There were no kidney/urinary or kidney-related laboratory serious adverse events in the atacicept group.
2. Majority of study drug related adverse events were mild to moderate injection site reactions that did not lead to discontinuation.
3. Injection site reactions among atacicept recipients were largely characterized by injection site erythema, hematoma, and pruritis.

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© 2026 Vera Therapeutics, Inc. Corporate Presentation
vera therapeutics

ORIGIN 3 final efficacy analysis summary

- TRUTAKNA has demonstrated that upstream inhibition of BAFF and APRIL achieves results that reflect the potential for comprehensive disease modification in IgAN
- Met all predefined endpoints, including unprecedented placebo-adjusted eGFR and composite kidney progression benefits
  - Placebo-adjusted difference in mean eGFR change from baseline of 5.6 mL/min/1.73m^2 at 52 weeks
  - Placebo-adjusted difference of 5.0 mL/min/1.73m^2/year in annualized eGFR slope through 104 weeks
  - 76% risk reduction in the composite kidney progression endpoint
  - Statistically significant reductions in UPCR, Gd-IgA1 and hematuria
- TRUTAKNA was well tolerated with a favorable safety profile, and generally comparable to placebo

These results support the rationale for the alignment between FDA and Vera to pull forward the timing of the final ORIGIN 3 efficacy analysis, offering patients on placebo an earlier opportunity to transition to open-label TRUTAKNA for the remainder of the trial

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© 2026 Vera Therapeutics, Inc. Corporate Presentation

Estimated IgAN epidemiology in 2032

US IgAN Prevalence: ~0.04% of US Population (360.5M)[1]

~160K

+ ~40K
Low Risk
(~24% of patients)[2]

+ ~30K
Moderate Risk
(~20% of patients)[2]



BAFF & APRIL inhibition

~90K
High Risk
(~56% of patients)[2]

Phase 3 population

pioneer
Phase 2 study ongoing

Patient counts rounded to nearest 1,000.
1. Clearview Healthcare Partners Analysis 2021; 2. Pitcher D, et al. Clin J Am Soc Nephrol 2023. Low risk assumed to be 0–<0.44 g/g UPCR, moderate risk assumed to be 0.44–0.88 g/g, high risk assumed to be >0.88 g/g; percentage of patients per proteinuria category in study population 1 applied to estimated US IgAN prevalence.

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Clinical practice guidelines encourage proactive treatment of IgAN to minimize nephron loss

Treatment guidelines[1]

Biopsy and treatment initiation threshold of ≥0.5g/day proteinuria

- Prevention of IgA-IC formation
- Anti-inflammation/anti-fibrosis
- <0.3–<0.5 g/d proteinuria
- <1 mL/min/year eGFR loss
- Management of generic responses to IgAN-induced nephron loss

TRUTAKNA may hit the mark

- ✓ Potentially disease-modifying, dual-inhibition MoA
- ✓ 68% Gd-IgA1 reduction[2]
- ✓ 81% hematuria resolution[2]
- ✓ 46% UPCR reduction[2]
- ✓ -0.6 mL/min/year eGFR slope
- ✓ Generally well tolerated[2]

IC, immune complex.
1. Kidney Disease: Improving Global Outcomes (KDIGO) IgAN and IgAV Work Group. KDIGO 2025 Clinical Practice Guideline for the Management of IgAN and IgAV. Kidney Int. 2025;108(4S):S1–S71.
2. Interim results from Lafayette R, et al. N Engl J Med 2025.

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IgAN market and TRUTAKNA have many hallmarks of an attractive commercial opportunity

IgAN Market



- We believe the nephrology market is ripe for disruption due to limited adoption of approved therapies
- Large market with unmet need
- Growing IgAN population[1]
- Favorable payer mix[2]

TRUTAKNA



- Potentially differentiating product attributes
- Phase 2b eGFR data highly valued with enthusiastic support from therapeutic experts and insights captured at advisory boards[3]
- Experienced commercial team actively promoting in the field
- Exciting lifecycle opportunities

1. ClearView Healthcare Partners Analysis; 2. Bluepath Solutions research conducted in Q4 2024; 3. Spherix Realtime Dynamix US IgAN independent survey conducted in Q4 2024 and advisory boards conducted by Vera Therapeutics.

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© 2026 Vera Therapeutics, Inc. Corporate Presentation

Potential $10B+ U.S. market opportunity in IgAN and pipeline autoimmune diseases[1]

LCM for BAFF and APRIL inhibition


US Prevalence[1]
IgAN/IgAVN
pMN
FSGS
MCD
AAV
LN
Nephrology
~500K
Non-Nephrology
~700K
Sjögren's
gMG
SLE
ITP
SSc

1. Vera Therapeutics corporate estimates for peak year market opportunity and prevalence based on ClearView Healthcare Partners Analysis 2025.

AAV, anti-neutrophil cytoplasmic antibody-associated vasculitis; FSGS, focal segmental glomerulosclerosis; gMG, generalized myasthenia gravis; IgAVN, IgA vasculitis nephritis; ITP, immune thrombocytopenia; LCM, lifecycle management; LN, lupus nephritis; MCD, minimal change disease; pMN, primary membranous nephropathy; SLE, systemic lupus erythematosus; SSc, systemic sclerosis.

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© 2026 Vera Therapeutics, Inc. Corporate Presentation

TRUTAKNA projected catalysts

		Catalyst	2026	2027	2028
origin3	IgAN	US launch	✓		
		Phase 3 final efficacy analysis	✓		
		Projected full approval[1]		●	
origin extend	IgAN	Clinical results	●	●	●
pioneer	IgAN, pMN, FSGS, MCD	Clinical results	●	●	●

Vera holds worldwide, exclusive rights to develop and commercialize TRUTAKNA

1. Subject to U.S. FDA review of full clinical dataset and approval.

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© 2026 Vera Therapeutics, Inc. Corporate Presentation